SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                       0-26483                 94-3236309
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events and Regulation FD Disclosure.

      On November 12, 2003, VaxGen, Inc. issued a press release entitled, "VaxGen Announces Results of its Phase III HIV Vaccine Trial in Thailand:
Vaccine Fails to Meet Endpoints".

      This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

Exhibit No.        Description

      99.1 Press release dated November 12, 2003, entitled, "VaxGen Announces Results of its Phase III HIV Vaccine Trial in Thailand: Vaccine Fails to Meet Endpoints".

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    VaxGen, Inc.
                                                    (Registrant)

Dated: November 12, 2003                By:   /s/ Carter A. Lee
                                             ------------------------------
                                              Carter Lee
                                              Senior Vice President
                                              Finance & Administration